For release on August 29, 2000



For more information
Robert W. DeCook, CEO
          or
Sharon McCrea, Controller
     (641)673-8328

                 Horizon Financial Services Corporation Reports
              fourth quarter and fiscal year end 1999-2000 results
                        And Announces Annual Meeting Date


Oskaloosa,  Iowa -- Horizon  Financial  Services  Corporation,  NASDAQ Small Cap
(HZFS), the parent company of Horizon Federal Savings Bank, reported a net profit of $164,164 or $0.19 per share, for the quarter ended June 30, 2000, compared to a net loss of $196,254 or ($ .23) per share, for the quarter ended June 30, 1999.

The increase in net earnings for the quarter is primarily attributable to the fact that the Company had a large loss on the sale of securities in the quarter ended June 30, 1999. The Company also had more net interest income mainly due to more interest income on loans.

The Company also reported results for its fiscal year which ended June 30, 2000. The Company reported net profit of $486,000 or $0.56 per share, fully diluted, for the year ended June 30, 2000 compared to a net loss of $772,000 or ($0.90), fully diluted, for the fiscal year ended June 30, 1999.

The large gain for the fiscal year is primarily attributable to a large loss on the sale of securities available for sale for the fiscal year ended June 30, 1999. The Company also had more net interest income for the fiscal year ended June 30, 2000.

At June 30, 2000, Horizon Financial Services Corporation had assets of $83.2 million and stockholders' equity of $8.3 million, or $9.58 per Share of common stock. Horizon Financial Services Corporation and its subsidiary, Horizon Federal Savings Bank, provide a wide range of financial products and services through three offices in two counties in southeast Iowa.

The annual meeting record date is September 8, 2000, and the annual meeting will be held October 26, 2000.

                           FORWARD-LOOKING STATEMENTS

         The Company may from time to time make "forward-looking statements," including statements contained in the Company's filings with the Securities and Exchange Commission (the "SEC"), in its reports to shareholders and in other communications by the Company, which are made in good faith by the Company and the Banks pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

         These forward-looking statements include statements with respect to the Company's beliefs, expectations, estimates, and intentions, that are subject to significant risks and uncertainties, and are subject to change based on various factors (some of which are beyond the Company's control). Those risks and uncertainties could cause the Company's financial performance to differ materially from the expectations, estimates, and intentions expressed in such forward-looking statements.

         The Company does not undertake, and expressly disclaims any intent or obligation, to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

             HORIZON FINANCIAL SERVICES CORPORATION and SUBSIDIARIES
                           Consolidated Balance Sheets

Assets                                                      June 30,         June 30,
------                                                        2000             1999
                                                          -----------        ---------
Cash and cash equivalents                                $  1,981,511      $  7,917,020
Securities available-for-sale                              15,670,119        17,096,985
Loans receivable, net                                      62,417,395        56,066,399
Real estate                                                   248,951           270,779
Stock in Federal Home Loan Bank, at cost                      702,500         1,202,500
Office property and equipment, net                          1,049,821         1,089,053
Accrued interest receivable                                   602,765           522,121
Deferred tax asset                                            380,300           254,000
Income tax receivable                                           - - -           522,699
Prepaid expenses and other assets                             130,718            81,646
                                                         ------------      ------------

          Total assets                                   $ 83,184,080      $ 85,023,202
                                                         ============      ============


Liabilities and Stockholders' Equity
------------------------------------

Deposits                                                   64,761,224      $ 59,576,232
Advances from Federal Home Loan Bank                        9,014,199        16,606,176
Advance payments by borrowers for taxes and                   410,555           399,830
insurance
Accrued income taxes                                          201,950             - - -
Accrued expenses and other liabilities                        530,145           380,617
                                                         ------------      ------------

          Total liabilities                                74,918,073        76,962,855
                                                         ------------      ------------


Stockholders' equity
--------------------
Preferred stock,$.01 par value,
      authorized 250,000 shares, none issued                    - - -             - - -
Common stock,$.01 par value, l,500,000 shares
      authorized, issued and outstanding 1,046,198             10,462            10,462
shares
Additional paid-in capital                                  5,020,361         4,996,761
Retained earnings, substantially restricted                 5,135,636         4,804,455
Treasury stock, at cost                                    (1,314,197)       (1,229,571)
Unearned employee stock ownership plan shares                  (5,593)          (65,503)
Unrealized losses on securities available for sale           (580,662)         (456,257)
                                                         ------------      ------------

          Total stockholders' equity                        8,266,007         8,060,347
                                                         ------------      ------------


          Total liabilities and stockholders' equity     $ 83,184,080      $ 85,023,202
                                                         ============      ============

             HORIZON FINANCIAL SERVICES CORPORATION and SUBSIDIARIES
                      Consolidated Statements of Operations


                                                       Three Months                      Twelve Months
                                                      Ended June 30,                     Ended June 30,
                                                   2000             1999             2000              1999
                                                   ----             ----             ----              ----
Interest income:
  Loans                                         $ 1,272,009      $ 1,140,301      $ 4,851,413      $ 4,597,470
  Investment securities available-for-sale          266,434          271,527        1,072,849        1,339,629
  Other investment income                            21,448           88,308          246,441          255,272
                                                -----------      -----------      -----------      -----------

     Total interest income                        1,559,891        1,500,136        6,170,703        6,192,371
                                                -----------      -----------      -----------      -----------

Interest expense:
  Deposits                                          716,006          649,489        2,709,550        2,636,943
  Advance from Federal Home Loan Bank               160,498          230,875          738,089        1,005,569
                                                -----------      -----------      -----------      -----------

     Total interest expense                         876,504          880,364        3,447,639        3,642,512
                                                -----------      -----------      -----------      -----------

     Net interest income                            683,387          619,772        2,723,064        2,549,859

Allowance for losses on loans                        24,000           66,540           96,000          138,540
                                                -----------      -----------      -----------      -----------

     Net interest income after allowance
     for losses on loans                            659,387          553,232        2,627,064        2,411,319
                                                -----------      -----------      -----------      -----------

Noninterest income:
  Fees, service charges and commissions             119,474          122,917          470,009          497,012
  Loss on sale of securities, net                    (8,875)        (441,374)        (233,976)      (2,038,667)
  Other                                                (250)           - - -            - - -            8,573
                                                -----------      -----------      -----------      -----------

     Total noninterest income                       110,349         (318,457)         236,033       (1,533,082)
                                                -----------      -----------      -----------      -----------

Noninterest expense:
  Compensation, payroll taxes, and
  employee benefits                                 298,368          285,728        1,165,315        1,210,041
  Advertising                                        18,949           25,646           97,440           71,750
  Office property and equipment                      86,377           94,939          317,303          333,336
  Federal insurance premiums                          7,733           13,135           41,431           44,197
  Data processing services                           44,473           42,666          169,557          155,169
  Other real estate expense                           7,914           29,312           21,232           35,317
  Other                                              57,658           64,545          326,187          266,798
                                                -----------      -----------      -----------      -----------

     Total noninterest expense                      521,472          555,971        2,138,465        2,116,608
                                                -----------      -----------      -----------      -----------

     Earnings (loss) before taxes on income         248,264         (321,196)         724,632       (1,238,371)

Taxes on income (benefit)                            84,100         (124,942)         239,100         (466,600)
                                                -----------      -----------      -----------      -----------

  Net earnings (loss)                           $   164,164      ($  196,254)     $   485,532      ($  771,771)
                                                ===========      ===========      ===========      ===========

Basic earnings (loss) per common share          $      0.19      ($     0.23)     $      0.56      ($     0.90)

Diluted earnings (loss) per common share        $      0.19      ($     0.23)     $      0.56      ($     0.90)
                                                ===========      ===========      ===========      ===========